Filed pursuant to Rule 497(a)
File No. 333-216479
Rule 482ad

Morningstar® Managed PortfoliosSM Product Update: Changes to Mutual Fund-Based Managed Portfolios

Summary

We Aim to Lower Costs of Our Managed Portfolios Through a New Fund Family

Morningstar Investment Management has taken a new step to further reduce the cost and simplify the management of some of our Morningstar Managed Portfolios.

To do this, we have filed to register a family of Morningstar-managed funds with the Securities and Exchange Commission (SEC). After clearing all regulatory hurdles, the Morningstar funds will become holdings in our mutual fund-based Morningstar Managed Portfolios, which we offer exclusively to financial advisors. We expect this will allow us to significantly lower the costs and improve delivery of the managed portfolios. The Morningstar funds will not be available directly to the general investing public.

We plan to replace the third-party mutual funds currently held in each portfolio with the new Morningstar funds. This change should have no material impact on our portfolios’ objectives or their suitability to clients who have invested in them, but we do expect it to have many benefits.

Lowering costs on our products is aligned with our investment principles and one of our six corporate core values—Investors First. Our clients, their investors, and Morningstar share the benefits of this exciting move.

How We Plan to Lower Costs

To understand what’s changing, it’s useful to consider how we build these portfolios today. Essentially, our portfolio managers select and allocate assets to between 15 and 25 third-party mutual funds that they believe to be best in class. The specifics, such as which managers, sizes of allocations, etc., will vary depending on a portfolio’s objective and other circumstances. Those third-party funds invest in individual securities such as stocks and bonds. A simple diagram of this structure looks like this:

Managed portfolios à third-party funds à securities

That structure will change a bit with the Morningstar mutual funds. Instead of investing in third-party funds, the portfolios will invest in the Morningstar funds which, in turn, will invest their assets in individual stocks, bonds, and other securities that have been selected by third-party managers:

Managed portfolios à Morningstar funds à third-party manager-selected securities

We expect the cost savings to come from lower fees paid to third-party managers by removing a layer of costs embedded in the current fee structure. We expect these fees to be eliminated by using Morningstar sponsored funds in our Managed Portfolios. All else equal, lower fees should leave more money where it should be—in investors’ accounts.

It’s important to keep in mind that while this is expected to change the funds that our portfolios invest in, the underlying investment exposures—stocks, bonds, and other securities—should be largely unchanged.

Rationale for Registering the Morningstar Family of Funds

We’ve filed to register a Morningstar family of funds for the following reasons:

•                 To reduce costs: We believe that moving to our own Morningstar funds will significantly reduce the costs to investors using Morningstar Managed Portfolios. Essentially, the Morningstar funds will help us achieve savings that we can pass along to investors. Secondarily, we believe that using the Morningstar funds could lead to enhanced tax-efficiency and facilitate the process of reallocating assets within each portfolio, when necessary.

•                 To simplify the portfolios and how they’re managed: Currently, the typical portfolio consists of 15 to 25 third-party mutual funds. Because the Morningstar funds would allocate assets to multiple managers, we believe we can use about one-quarter to one-third as many funds while keeping the same investment exposures. This should make the portfolios easier for advisors and clients to understand, and should also simplify portfolio management itself.

•                 To gain flexibility: The Morningstar funds should afford our portfolio managers greater flexibility to express investment ideas and adjust positions as circumstances warrant. Currently, it can be a bit cumbersome to adjust allocations to third-party mutual funds. That process should be smoother with Morningstar funds, which will invest through separate-account sleeves. We believe we will be able to reallocate capital between subadvisors more nimbly and precisely than before in this format. Also, using the Morningstar funds will give us access to managers who, while skilled and capable, don’t offer mutual funds and will allow us to implement investment ideas from our valuation-driven, contrarian-minded investment approach that the third-party fund structure would not.

Regulatory Filing Details

On March 6, 2017, Morningstar Investment Management LLC made the following filings with the SEC in connection with the Morningstar funds:

•                  Filing to register an investment trust called the Morningstar Funds Trust as a registered investment company under the Investment Company Act of 1940.

•                  Filing of an initial registration statement under the Securities Act of 1933 for an offering of securities with respect to nine mutual funds that may be subadvised by other asset managers and invest in funds, ETFs, or securities.

•                  Filing of an exemptive relief application with respect to the proposed multimanager structure.

Next Steps

We are now in the quiet period, or the time between filing and when the SEC declares the registration to be effective. Regulations limit both the scope and method of our communications during the quiet period, the duration of which is uncertain. The quiet period will conclude if the SEC declares the trust’s registration statement effective and grants the exemptive relief we’ve sought. Assuming these regulatory prerequisites are met, we’ll be able to prepare to launch the funds and more freely communicate with all affected clients and stakeholders. At present, we anticipate that the Morningstar funds won’t be available for use before the fourth quarter of 2017.

About Morningstar Managed Portfolios

Morningstar Managed Portfolios offer objective, independently managed portfolios to qualified, fee-based financial advisors and the clients they serve. The program started in 2001 in our subsidiary, Morningstar Investment Services LLC, with our turnkey asset management platform and has since grown to include third-party platforms where we serve as a strategist. It is not offered to the general investing public.

The portfolios available to financial advisors through Morningstar Managed Portfolios can take a variety of forms. For instance, we offer Asset Allocation strategies, which we align with a variety of risk profiles (e.g.,”Growth,” “Conservative,” etc.) and Outcome-Oriented strategies that are suited to investors identified as having particular goals, such as Retirement Income portfolios for investors seeking to support a given level of spending in real terms.

In all cases, our portfolio managers deliver asset allocation, investment selection, and portfolio construction to build the portfolios we offer to advisors.

These essential aspects of the Morningstar Managed Portfolios program will be unaffected by the launch of the Morningstar family of funds.

Questions and Answers:

Rationale

Why is Morningstar Investment Management making this change now?

Morningstar Managed Portfolios has grown big enough to make it possible to launch a family of funds given the program’s popularity with advisors and the associated asset growth. We’re capitalizing on the opportunity to use the program’s scale to deliver cost savings to clients.

How much will clients save from the switch to the Morningstar funds?

It’s hard to say precisely at this point, but we currently expect net fees to investors (excluding the fee levied by the financial advisor for advice and planning services) to fall by about 20% for the Managed Portfolios concerned. We expect the fee savings to come from employing third-party asset managers as subadvisors to avoid distribution and other fund-management costs assessed in their mutual funds.

Has Morningstar Investment Management explored other options, such as using cheaper funds or negotiating lower fees with asset managers?

We already use low-cost, third-party funds in our portfolios that invest in active funds, and fees on mutual funds can’t be negotiated. The Morningstar funds should allow us to use our scale to an extent not possible under the current structure to lower costs for our investors.

Why aren’t you making the Morningstar funds available directly to the investing public?

Our focus is on delivering cost savings to clients in our Morningstar Managed Portfolios. The impetus for launching the Morningstar funds is to lower the overall fees that these clients pay. Thus, the funds are intended to be used exclusively in the portfolios we offer these clients, not as standalone offerings. We don’t currently have plans to make the funds available to the general investing public.

What Morningstar funds are being launched?

We have filed a preliminary prospectus with the SEC to launch the following funds:

•                  Morningstar U.S. Equity Fund

•                  Morningstar International Equity Fund

•                  Morningstar Global Income Fund

•                  Morningstar Total Return Bond Fund

•                  Morningstar Defensive Bond Fund

•                  Morningstar Multi-Sector Bond Fund

•                  Morningstar Municipal Bond Fund

•                  Morningstar Unconstrained Allocation Fund

•                  Morningstar Alternatives Fund

Will the Morningstar funds have investment minimums?

The funds will not be subject to minimums other than those imposed by the applicable minimum investments required by platforms to invest in our portfolios. The funds will only be available through Morningstar Managed Portfolios.

Portfolio Management

Who will manage the Morningstar funds?

Our portfolio managers will be responsible for selecting the third-party managers for each Morningstar fund used in our portfolios. This is only a slight change—today our portfolio managers select third-party mutual funds.

We’ll hire a third-party fund service provider (FSP) for fund administration, accounting, transfer agency, custodial, compliance, shareholder, and distribution services to the funds. The FSP may also assist with board administration. Additionally, Morningstar Investment Management will dedicate internal resources to the financial, compliance, legal, operational, and product management aspects of fund sponsorship.

Will the Morningstar funds enhance portfolio management?

Yes, in that it gives us access to asset managers who do not offer mutual funds and allows us greater flexibility by allowing use of other investment vehicles, such as ETFs, securities, or other mutual funds.

Will the process of selecting third-party managers change?

No. Our portfolio managers will continue to select third-party managers, drawing on all relevant research and resources, including analysis produced by analysts in Morningstar Research Services LLC. Going forward, the primary difference will be that we will select third-party managers as subadvisors, rather than picking funds those managers run. Therefore, the research that our portfolio managers have typically conducted in evaluating third-party managers will come to include other facets such as operations, trading, legal, and compliance. Also, the funds will be governed by a Board of Trustees, at least 75% of whom will be independent. They will act in the best interests of shareholders. The Board of Trustees will approve the initial selection of subadvisors and any subsequent recommendations to hire, retain, or fire the subadvisors in accordance with SEC exemptive relief we hope to obtain.

How much manager turnover do you expect in the transition to the Morningstar multimanager funds?

There will be some changes, but we don’t expect heavy turnover. Morningstar Managed Portfolios will invest in fewer Morningstar funds than they do third-party funds today. However, because the Morningstar funds will invest assets in multiple third-party managers, it means that each portfolio’s assets will continue to be spread among a number of managers. Given this, our continued conviction in a number of third-party managers that we use today, and our belief we can come to commercial terms with many of these managers, turnover should be moderate.

Manager Research

Will Morningstar Investment Management consult with Morningstar Research Services LLC’s manager research analysts about which fund managers to include in the portfolios?

Morningstar Investment Management portfolio managers will have sole discretion to decide which third-party managers to select for the Morningstar funds. Those portfolio managers can use Morningstar Research Services analyst reports and Analyst Ratings to make decisions and may also solicit analyst views in person or by electronic correspondence. But Morningstar Investment Management portfolio managers make the call on which third-party managers to include in the Morningstar funds.

To qualify for selection by the Morningstar funds, must a third-party manager be rated highly by Morningstar Research Services’ analysts?

Morningstar Investment Management’s portfolio managers are free to select any manager that they deem appropriate, including those that offer funds that receive a low Analyst Rating (“Neutral” or “Negative”) or that the analysts don’t cover, as the rating is one of the many factors our portfolio managers would consider. However, because Morningstar Investment Management and Morningstar Research Services share an investment philosophy and evaluate managers similarly, a poor rating would likely carry significant weight with our portfolio managers.

Will we disclose Morningstar’s relationship to the Morningstar funds in products and on Global Fund Reports?

Yes, we plan to do so. We will work with Morningstar’s legal and compliance group in the coming months to determine what disclosure and report modifications are needed.

Impact

Which Morningstar Managed Portfolios will be affected by the change to Morningstar funds from third-party funds?

Any portfolio that uses active funds would be affected. Those portfolios include our Mutual Fund and Active/Passive Asset Allocation, Retirement Income, Multi-Asset Income, and Absolute Return Portfolios. In these cases, where relevant, we’d replace third-party active funds with the appropriate Morningstar funds. Other portfolios will not be affected, such as the ETF Asset Allocation Portfolios, which invest only in ETFs, and the Select Equity Portfolios, which invest directly in stocks and other securities.

Who will manage the transition of assets?

Morningstar Investment Management will work with a qualified fund service provider to oversee the asset migration and other transition duties.

Will the transition of assets incur taxes for investors?

It may, although we will make every effort to minimize the tax impact. About two-thirds of the assets that would potentially be moved from third-party funds to the Morningstar funds are in tax-sheltered accounts. With respect to assets in taxable accounts, we will work with the qualified transition-management providers to migrate the assets in the most tax-efficient way we can.

Availability

When will the Morningstar funds become available?

Assuming the process follows the typical review timeframe, we hope to launch the funds in the fourth quarter of 2017, although we can provide no assurances on timing.

Can investors outside the United States access the Morningstar funds through a U.S. financial advisor?

Non-U.S. investors cannot invest in the U.S. Morningstar Managed Portfolios program, through which the Morningstar funds are exclusively available.

Does Morningstar Investment Management plan to offer Morningstar funds to investors outside the U.S.?

We don’t currently have plans to do so but are continuously evaluating ways we can bring low-cost options to our Managed Portfolios globally. Morningstar Investment Management Australia already offers multimanager funds.

Regulatory Considerations

A registration statement for the funds has been filed with the U.S. Securities and Exchange Commission, but is not yet effective. The information contained in the prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy the securities in any state where the offer or sale is not permitted. Please consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. The prospectus will contain this and other information about the investment company. Further information is available from Morningstar Investment Management LLC, 22 W. Washington Street, Chicago, IL 60602 +1 (877) 751-4208. The final prospectus should be read carefully before invest